Nuveen California AMT-Free Quality Municipal Income Fund N-2

Exhibit (t)

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ Joseph A. Boateng
Joseph A. Boateng

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ Michael A. Forrester
Michael A. Forrester

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ Thomas J. Kenny
Thomas J. Kenny

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 8th day of October 2025.

/s/ Amy B. R. Lancellotta
Amy B. R. Lancellotta

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 8th day of October 2025.

/s/ Joanne T. Medero
Joanne T. Medero

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ Albin F. Moschner
Albin F. Moschner

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ John K. Nelson
John K. Nelson

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ Loren M. Starr
Loren M. Starr

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ Matthew Thornton III
Matthew Thornton III

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ Terence J. Toth
Terence J. Toth

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 8th day of October 2025.

/s/ Margaret L. Wolff
Margaret L. Wolff

Nuveen Closed-End Funds

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 8th day of October 2025.

/s/ Robert L. Young
Robert L. Young

APPENDIX A

Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
Nuveen Arizona Quality Municipal Income Fund (NAZ)
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
Nuveen California Municipal Value Fund (NCA)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Credit Strategies Income Fund (JQC)
Nuveen Dow 30 Dynamic Overwrite Fund (DIAX)
Nuveen Dynamic Municipal Opportunities Fund (NDMO)
Nuveen Floating Rate Income Fund (JFR)
Nuveen Global High Income Fund (JGH)
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Municipal Credit Opportunities Fund (NMCO)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen Preferred & Income Opportunities Fund (JPC)
Nuveen Real Asset Income and Growth Fund (JRI)
Nuveen Real Estate Income Fund (JRS)
Nuveen S&P 500 Buy-Write Income Fund (BXMX)
Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Taxable Municipal Income Fund (NBB)
Nuveen Virginia Quality Municipal Income Fund (NPV)